SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  April 7, 2003


                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina                   001-16485                56-2169715
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)

       370 Knollwood Street
       Winston-Salem, North Carolina                               27103
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (336) 725-2981
                                                   --------------


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Item 2. Acquisition or Disposition of Assets.

     On April 7, 2003, Krispy Kreme Doughnuts, Inc. ("Krispy Kreme") completed its previously announced acquisition of Montana Mills Bread Co., Inc. ("Montana Mills"). As previously disclosed, on January 23, 2003, Krispy Kreme signed an agreement and plan of merger ("Merger Agreement") to acquire Montana Mills, an owner and operator of upscale "village bread stores" in the Northeastern and Midwestern United States. Montana Mills' stores produce and sell a variety of breads and baked goods prepared in an open-view format.

     Under the terms of the Merger Agreement, each outstanding share of Montana Mills' common stock was converted into the right to receive 0.1501 shares (the "Exchange Ratio") of Krispy Kreme common stock and cash in lieu of fractional shares. Upon consummation of the merger, the Company expects to issue approximately 1,224,500 shares of Krispy Kreme's common stock in exchange for all outstanding shares of common stock of Montana Mills, valued at approximately $39.0 million, based on the closing price of Krispy Kreme's common stock for a range of trading days around the announcement date, January 24, 2003. The Company has also reserved approximately 460,500 shares of common stock for issuance upon the exercise of warrants and options for Montana Mills' common stock currently outstanding, all of which will become exercisable for shares of the Company's common stock based upon the Exchange Ratio.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit No.                Description
         -----------                -----------

          2.1 Agreement and Plan of Merger by and among Krispy Kreme Doughnuts, Inc., Oliver Acquisition Corp. and Montana Mills Bread Co., Inc. dated as of January 23, 2003 (incorporated by reference to Exhibit 2.1 of Krispy Kreme Doughnuts, Inc.'s Current Report on Form 8-K filed with the Commission on January 30, 2003).


                                      -2-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KRISPY KREME DOUGHNUTS, INC.


Dated:  April 7, 2003            By:  /s/ Randy S. Casstevens
                                      -----------------------------------
                                      Name:  Randy S. Casstevens
                                      Title:    Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

     2.1 Agreement and Plan of Merger by and among Krispy Kreme Doughnuts, Inc., Oliver Acquisition Corp. and Montana Mills Bread Co., Inc. dated as of January 23, 2003 (incorporated by reference to Exhibit 2.1 of Krispy Kreme Doughnuts, Inc.'s Current Report on Form 8-K filed with the Commission on January 30, 2003).